Exhibit 10.5.3

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) was made as of October 3, 2011, among JELD-WEN Holding, inc., an Oregon corporation, Onex Partners III LP, a Delaware limited partnership (“Onex”), Onex Advisor III LLC, Onex Partners III GP LP, Onex Partners III PV LP, Onex Partners III Select LP, Onex US Principals LP, Onex Corporation, Onex American Holdings II LLC, BP EI LLC, 1597257 Ontario Inc. (collectively with Onex, the “Onex Shareholders”), and the Persons listed on Schedule A attached hereto and such other stockholders of the Company as may, from time to time, become parties to this Agreement in accordance with the provisions hereof (together with the Onex Shareholders, the “Investors”).

The Onex Shareholders have entered into an Amended and Restated Stock Purchase Agreement with the Company (then known as JELD-WEN Holding, inc., an Oregon corporation), dated as of July 29, 2011 (as amended, modified or supplemented from time to time in accordance with its terms, the “Stock Purchase Agreement”). In order to induce the Onex Shareholders to, and as a condition to the Onex Shareholders’ obligation to, consummate the transactions contemplated thereby, the Company agreed to provide the registration rights set forth in this Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 12.

The Company, the Majority Onex Shareholders and the holders of a majority of the Registrable Securities, intending to be legally bound hereby, have agreed, as of [●], 2017, to amend and restate this Agreement to read in its entirety as follows:

1.    Demand Registrations.

(a)    Initial Public Offering. At any time after October 3, 2016, either the Majority Onex Shareholders or the Majority Common Shareholders may, by written notice to the Company, require that the Company effect an initial Public Offering of its Common Stock (“IPO”) through underwriters mutually selected by the Majority Onex Shareholders and the Company, both acting reasonably. If such a notice is given, the Company shall take all action necessary to effect an IPO for total proceeds of at least $300,000,000 as soon as practical, including registering the shares to be offered under the Securities Act, listing such shares on the New York Stock Exchange or the NASDAQ Global Select Market and participating in marketing activities recommended by the managing underwriter. If the managing underwriter for the IPO determines that it would be desirable to split the Common Stock in connection with the IPO, the Company’s Board of Directors shall approve an amendment to the Certificate of Incorporation to effect the split recommended by the managing underwriter and each of the Investors hereby agrees to vote its shares of Common Stock and Series A Convertible Preferred Stock in favor of such amendment. The Company will pay all Registration Expenses of an IPO.

(b)    Requests for Registration. Subject to Sections 1(c) and 1(d), at any time and from time to time after six (6) months after the closing of the IPO, either the Majority Onex Shareholders or the Majority Common Shareholders (the parties giving such notice are the “Demanding Shareholders”) may by written notice to the Company request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or, if available, on Form S-3 or any similar short-form registration (“Short-Form Registrations”) and may request that such registration be on a shelf registration statement, and, if the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act, a “WKSI”), an automatic shelf registration statement. Each request for a registration under this Section 1(b) shall specify the approximate number of Registrable Securities requested to be registered and the proposed method of distribution. The Company, subject to Section 1(f), shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request (1) to each of the holders of record of Registrable Securities (other than individuals) at least five (5) Business Days prior to the filing of the requested registration statement under the Securities Act and (2) to each holder of Registrable Securities that is an individual, no more than five (5) Business Days after the filing of the requested registration statement under the Securities Act (or, in the case of a request for the filing of an automatic shelf registration statement, at least five (5) Business Days prior to the filing of such registration statement). Notwithstanding the foregoing, the Company may delay giving any Demand Exercise Notice to any holders of record of Registrable Securities (other than the Onex Shareholders) until after filing the requested registration statement, so long as all recipients of such notice have the same amount of time to determine whether to participate in an offering as they would have had if such notice had not been so delayed. The Company, subject to Sections 1(f), 1(g) and 1(h), shall include in a Demand Registration (x) the Registrable Securities of the Demanding Shareholders and (y) the Registrable Securities of any other holder of Registrable Securities which shall have made a written request to the Company for inclusion in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such holder) within five (5) days following the receipt of any such Demand Exercise Notice. All registrations requested pursuant to Section 1(a) and this Section 1(b) are referred to herein as “Demand Registrations.”

(c)    Long-Form Registrations. The Majority Onex Shareholders and the Majority Common Shareholders will each be entitled to request, at the times and subject to the conditions set forth in Section 1(b), an unlimited number of Long-Form Registrations in which the Company will pay all Registration Expenses (“Company-Paid Long-Form Registrations”), provided that the aggregate anticipated offering proceeds in any such registration exceeds $50 million (unless the Demanding Shareholders request registration of all of their Registrable Securities) and provided further that the Company shall have no obligation to effect a Long-Form Registration more frequently than once every 6 months. Except as set forth in Section 6, absent an agreement by the holders requesting such registration to bear such expenses, the Company will pay all Registration Expenses in connection with any registration initiated as a Company-Paid Long-Form Registration, whether or not it has become effective. All Long-Form Registrations shall be underwritten registrations.

(d)    Short-Form Registrations. In addition to the Company-Paid Long-Form Registrations provided pursuant to Section 1(c), the Majority Onex Shareholders and the Majority Common Shareholders, at the times and subject to the conditions set forth in Section 1(b), shall each be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses; provided that the aggregate anticipated offering proceeds in any such registration exceeds $50 million (unless the Demanding Shareholders request registration of all of their Registrable Securities). Demand

Registrations shall be Short-Form Registrations whenever the Company is permitted to use Form S-3 or any similar short form, but the prospectus included in a Short-Form Registration for an underwritten offering shall include such additional information not required by the applicable form as the managing underwriter may reasonably request. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its commercially reasonable efforts to be and remain eligible to use Short-Form Registrations for the sale of Registrable Securities. The Majority Onex Shareholders and the Majority Common Shareholders may each require that any Short-Form Registration provide, pursuant to Rule 415 under the Securities Act or any successor rule, for the continuous offering and sale of Registrable Securities through market transactions and such methods of distribution as the Majority Onex Shareholder may reasonably request. Each request for a registration under this Section 1(d) shall specify the approximate number of Registrable Securities to be registered and the proposed method of distribution.

(e)    Shelf Registrations. In the event that the Company files a shelf registration statement under Rule 415 under the Securities Act pursuant to a Demand Registration Request and such registration becomes effective (such registration statement, a “Shelf Registration Statement”), the Majority Onex Shareholders or the holders of a majority of the Registrable Securities registered on such Shelf Registration Statement shall have the right at any time or from time to time to elect to sell pursuant to an underwritten offering Registrable Securities available for sale pursuant to such registration statement by delivering to the Company a written request (a “Shelf Underwriting Request”; the holders delivering such written request are the “Initiating Holders”) for such underwritten offering (the “Shelf Underwriting”). As promptly as practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request, the Company, subject to Sections 1(f) and 1(h), shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to the Holders of record of other Registrable Securities registered on such Shelf Registration Statement (“Shelf Registrable Securities”). The Company, subject to Sections 1(f), 1(g) and 1(h), shall include in such Shelf Underwriting (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities registered on such Shelf Registration Statement of any other holder which shall have made a written request to the Company for inclusion in such Shelf Underwriting (which request shall specify the maximum number of such Registrable Securities intended to be disposed of by such Holder) within five (5) days after the receipt of the Shelf Underwriting Notice. The Company shall, as expeditiously as possible (and in any event within twenty (20) days after the receipt of a Shelf Underwriting Request), use it reasonable best efforts to facilitate such Shelf Underwriting. The Company shall, at the request of the Majority Onex Shareholders or the Initiating Holders, file any prospectus supplement or, if the applicable Shelf Registration Statement is an automatic shelf registration statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Majority Onex Shareholders or the Initiating Holders to effect such Shelf Underwriting. Once a Shelf Registration Statement has been declared effective, the Majority Onex Shareholders and the holders of a majority of the Registrable Securities registered on such Shelf Registration Statement may each request, and the Company shall be required to facilitate, an unlimited number of Shelf Underwritings with respect to such Shelf Registration Statement (including, with respect to the Majority Onex Shareholders, Underwritten Block Trades pursuant to Section 1(f)); provided that the aggregate anticipated offering proceeds in any Shelf Underwriting (including, with respect to the Majority Onex Shareholders, Underwritten Block Trades pursuant to Section 1(f)) exceeds $50 million (unless the Demanding Shareholders request registration of all of their Registrable Securities).

(f)    Underwritten Block Trades. Notwithstanding the foregoing, if the Majority Onex Shareholders wish to engage in an underwritten block trade or similar transaction or other transaction with no marketing period or a marketing period of three days or less (collectively, “Underwritten Block Trade”) pursuant to a Shelf Registration Statement (either through filing an automatic shelf registration statement or through a take-down from an already effective Shelf Registration Statement), then notwithstanding the foregoing time periods, such Majority Onex Shareholders only need to notify the Company of the Underwritten Block Trade two (2) Business Days prior to the day such Underwritten Block Trade is to commence. The Company shall as expeditiously as possible, use its reasonable best efforts to facilitate such Underwritten Block Trade (which may close as early as three (3) Business Days after the date it commences); provided, however, that the Majority Onex Shareholders shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement (including filing an automatic shelf registration statement), prospectus and other offering documentation related to the Underwritten Block Trade. In the event the Majority Onex Shareholders request such an Underwritten Block Trade, notwithstanding anything to the contrary in this Section 1 or in Section 2, no other holder of Registrable Securities shall have any right to notice of or to participate in such Underwritten Block Trade.

(g)    Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted pursuant to the immediately preceding sentence, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included (whether upon exercise of a Demand Registration right or upon exercise of the right to participate in such a Demand Registration) that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the aggregate number of Registrable Securities held by each such holder. The Company may limit the number of Registrable Securities that each Investor may include among the securities covered by such registration to the same percentage of the Registrable Securities held by such Investor as the Registrable Securities included in such registration by the Demanding Shareholders represent of the Registrable Securities held by the Demanding Shareholders.

(h)    Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration, other than with respect to a Shelf Registration Statement (including any Shelf Underwriting or Underwritten Block Trade thereunder), within six months after the effective date of a Demand Registration or a registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone, or suspend use of, for up to six months (x) the filing or the effectiveness of a registration statement for a Demand Registration, (y) a Shelf Underwriting or (z) an Underwritten Block Trade, if the Company’s Board of Directors determines that it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide material business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or the Securities Exchange Act.

(i)    Selection of Underwriters. The Majority Onex Shareholders and the Company, both acting reasonably, shall have the right to mutually select the investment banker(s) and manager(s) to administer the offering in connection with a Demand Registration; provided that the Majority Onex Shareholders shall have the right to select the investment banker(s) and manager(s) to administer any Underwritten Block Trade.

(j)    Other Registration Rights. The Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities; provided that, the Company may grant rights to other Persons to participate in Piggyback Registrations or Demand Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations or Demand Registrations.

2.    Piggyback Registrations.

(a)    Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (including primary registrations on behalf of the Company and secondary registrations on behalf of the holders of its securities other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall use its best efforts to include, subject to Section 2(d), in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice, provided, however, that this Section 2(a) shall not apply in the case of the Company’s IPO unless the Company’s Board of Directors affirmatively elects to provide piggyback registration rights in connection with the IPO, in which case prompt written notice shall be provided to all holders of Registrable Securities promptly thereafter.

(b)    Underwritten Block Trades. Notwithstanding the foregoing, if the Company wishes to engage in an underwritten block trade or similar transaction or other transaction with no marketing period or a marketing period of three days or less (collectively, “Company Underwritten Block Trade”), then notwithstanding the foregoing time periods, the Company only need to notify the Onex Shareholders of the Company Underwritten Block Trade two (2) Business Days prior to the day such Company Underwritten Block Trade is to commence and shall use its best efforts to include, subject to Sections 2(c) and (d), in such registration, all Registrable Securities held by the Onex Shareholders with respect to which the Company has received written requests for inclusion therein within one (1) Business Day following delivery of notice of such Company Underwritten Block Trade. Further, notwithstanding anything to the contrary in this Section 2, no holder of Registrable Securities (other than Onex Shareholders) shall have any right to notice of or to participate in such Company Underwritten Block Trade.

(c)    Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

(d)    Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included by each such holder, and (iii) third, other securities requested to be included in such registration.

(e)    Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the aggregate number of Registrable Securities held by each such holder, and (ii) second, other securities requested to be included in such registration.

(f)    Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval will not be unreasonably withheld.

(g)    Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company will not, except as required by Section 1, file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

3.    Holdback Agreements.

(a)    Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of Registrable Securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day (180-day in the case of the IPO) period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included or which is a Public Offering (including the IPO) for the account of the Company (except as part of such underwritten registration), unless the underwriters managing the Public Offering otherwise agree. In connection with any underwritten Demand Registration, each holder of Registrable Securities will, if so requested by the managing underwriter, enter into customary lock-up agreements for the periods specified in the preceding sentence (or such shorter periods to which the managing underwriter may agree).

(b)    The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause (or, in the case of each one percent shareholder referred to below, use commercially reasonable efforts to cause) each holder of its common stock, or any securities convertible into or exchangeable or exercisable for its common stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) and who is a director, officer or one percent shareholder of the Company to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any Registrable Securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

4.    Registration Procedures. If the Company is required to effect any registration of Registrable Securities pursuant to this Agreement (other than the IPO, unless (i) the IPO is effected pursuant to a demand made pursuant to Section 1(a) hereof or (ii) the Company’s Board of Directors elects to provide Piggyback Registration Rights pursuant to Section 2(a) hereof), the Company will use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a)    prepare and file all filings with the Securities and Exchange Commission and FINRA required for the consummation of the offering, including preparing and filing with the Securities and Exchange Commission a registration statement on an appropriate registration form of the Securities and Exchange Commission for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the Securities and Exchange Commission to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective for such period as Demanding Shareholder shall request (provided, however, that as far in advance as reasonably practicable before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company will furnish to counsel designated by the holders of a majority of the Registrable Securities included or to be included in such registration statement copies of reasonably complete drafts of all such documents proposed to be filed (including all exhibits thereto and each document incorporated by reference therein to the extent then required by the rules and regulations of the Securities and Exchange Commission), which documents will be subject to the reasonable review and reasonable comment of such counsel (including any objections to any information pertaining to any holder of Registrable Securities participating in the registration and its plan of distribution and otherwise to the extent necessary, if at all, to complete the filing or maintain the effectiveness thereof), and the Company shall make the changes reasonably requested by such counsel and shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any free writing prospectus related thereto to which the Majority Onex Shareholders or the holders of a majority of the Registrable Securities included or to be included in such registration statement, shall reasonably object); provided, however, that, notwithstanding the foregoing, in no event shall the Company be required to file any document with the Securities and Exchange Commission which in the view of the Company or its counsel contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading;

(b)    (i) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith and such free writing prospectuses and Exchange Act reports as may be necessary to keep such registration statement continuously effective for such period as any holder of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, and any prospectus so supplemented to be filed pursuant to Rule 424 under the Securities Act, in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) provide notice to such sellers of Registrable Securities and the managing underwriter, if any, of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate;

(c)    furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)    use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction, in each case where it would not otherwise be required to qualify, subject itself to taxation or consent to general service of process but for this subparagraph);

(e)    notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)    cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed, if eligible for such listing, on one or more securities exchanges;

(g)    provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h)    enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(i)    make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j)    otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)    in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(l)    use commercially reasonable efforts to obtain comfort letters, dated (i) the effective date of such registration statement, (ii) the date the Registrable Securities being sold are delivered to the underwriters, if any, for sale pursuant thereto, (iii) if required by the underwriters, if any, on or prior to the date of any preliminary prospectuses and (iv) such other date as may be customary in connection with a Shelf Underwriting or Underwritten Block Trade, from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and if the Registrable Securities included in such registration statement constitute at least 10% of the securities covered by such registration statement, also covering such matters as the holders of a majority of the Registrable Securities being sold reasonably request;

(m)    use commercially reasonable efforts to provide a legal opinion of the Company’s outside counsel with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(n)    if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering (including an underwritten offering under a Shelf Registration), promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(o)    cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

(p)    cooperate with, and make members of management available to participate in, road shows and other marketing activities as reasonably requested by the managing underwriter or underwriters; and

(q)    use commercially reasonable efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

5.    Registration Expenses.

(a)    All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses associated with filings required to be made with FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel as may be required by the rules and regulations of FINRA), fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

(b)    In connection with the IPO, each Demand Registration and each Piggyback Registration, the Company will reimburse the Onex Shareholders and the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the Majority Onex Shareholders and one counsel chosen by the holders of a majority of the Registrable Securities (other than the Onex Shareholders) included in such registration (collectively, “Participant Counsel”).

(c)    To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

6.    Indemnification.

(a)    The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act or the Securities Exchange Act) against all losses, claims, damages, liabilities and expenses (including any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or free writing prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of any federal, state or common law applicable to the Company and relating to action required of or inaction by the Company in connection with such registration, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Securities Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)    In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information relating to such holder and its Registrable Securities as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Securities Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or free writing prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder expressly for use in the preparation of such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto; provided that the obligation to indemnify will be individual to each holder and will be limited to the amount of net proceeds actually received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)    Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but any failure to so notify the indemnifying party shall not relieve it of any liability which it may otherwise have to any indemnified party unless such failure shall materially adversely affect the defense of such claim) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)    If for any reason the foregoing indemnity is held by a court of competent jurisdiction to be unavailable to an indemnified party under Sections 6(a), (b) or (c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such losses, claims, damages, liabilities and expenses as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 6(d). The amount paid or payable in respect of any losses, claims, damages, liabilities and expenses shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such losses, claims, damages, liabilities and expenses. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 6(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 6(d) to contribute (x) any amount greater than the amount of the net proceeds actually received by such indemnifying party upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such losses, claims, damages, liabilities and expenses less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 6(a), (b) and (c) or (y) with respect to any losses, claims, liabilities, damages or expenses for which such party would not have been liable under Sections 6(b) or (c) if such sections were applied in accordance with their terms.

(e)    The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The indemnification and contribution provided for in this Agreement shall be in addition to, and not in lieu of, the indemnification and contribution provisions in any underwriting or similar agreement.

7.    Participation in Registrations.

(a)    No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(b)    Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e), such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(e).

8.    Current Public Information. At all times after the Company has effected a Public Offering, the Company will use commercially reasonable efforts to file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

9.    IPO Preparation. The Company shall use commercially reasonable efforts, and the Investors shall cooperate with and assist the Company in its efforts, to cause the Company to be prepared to effectuate an IPO by no later than the second anniversary of the date hereof. Such efforts shall include, but not be limited to, ensuring the Company has sufficient financial reporting and controls, as well as addressing other legal, accounting and marketing considerations which would affect the Company’s ability to successfully conclude an IPO process.

10.    IPO Participation Right.

(a)    For so long as the Onex Shareholders and their Affiliates collectively own at least five percent (5%) of the outstanding Common Stock (calculated on an as-converted, fully diluted basis), if the Company elects to effect an IPO or any subsequent Public Offering of shares of Common Stock (collectively, “Participation Securities”) other than pursuant to a demand by the Majority Onex Shareholders pursuant to Section 1(a), the Company shall offer each of the Onex Shareholders, by written notice to its address last shown on the records of the Company (a “Participation Notice”) at least twenty (20) days prior to the closing of the IPO or other offering, the right to purchase its respective Pro Rata Portion (as defined below) of the primary shares offered pursuant to such IPO or offering, in each case at the same price at which the Common Stock will be offered to the public pursuant to such IPO or offering; provided, that no Onex Shareholder shall have the right to participate in the offering pursuant to this Section 10 if and to the extent that its purchase would reduce the public float of the Common Stock immediately after the closing of the IPO or Public Offering to an amount lower than $300,000,000.

(b)    The Participation Notice shall specify: (i) the number of Participation Securities that the Company proposes to issue or sell, (ii) the price at which such Participation

Securities are proposed to be sold to the public (or, if the price is not known at the time the Participation Notice is given, the method of determining such price and an estimate thereof), and (iii) the other material terms and conditions of the IPO or Public Offering. Following delivery by the Company of a Participation Notice, the Company shall provide such additional information as the Majority Onex Shareholders may reasonably request in order to evaluate the proposed purchase of the Participation Securities.

(c)    Each Onex Shareholder shall have a period of ten (10) days (the “Participation Period”) after the receipt of the Participation Notice within which to notify the Company in writing (the “Participation Exercise Notice”) that such holder wishes to acquire a specified amount of the Participation Securities, up to its Pro Rata Portion (as defined below). Such Participation Exercise Notice shall constitute an irrevocable commitment by the applicable Onex Shareholder to purchase such number of Participation Securities set forth therein on the terms and subject to the conditions set forth in this Section 10. “Pro Rata Portion” means a number of Participation Securities, expressed as a percentage, equal to the maximum number of Participation Securities proposed to be sold by the Company pursuant to the IPO or subsequent public offering multiplied by a fraction, the numerator of which is the sum of (i) the number of shares of Common Stock issued or issuable upon conversion of Series A Convertible Preferred Stock (except to the extent attributable to dividends thereon), and (ii) the number of Percentage Maintenance Shares, in each case then owned by such Onex Shareholder, and the denominator of which is the sum of (x) the total number of shares of Common Stock held by Persons other than such Onex Shareholder, (y) the number of shares of Common Stock issued or issuable upon conversion of the Series A Convertible Preferred Stock (except to the extent attributable to dividends thereon), and (z) the number of Percentage Maintenance Shares, calculated immediately before giving effect to the IPO or Public Offering, as applicable. For purposes of determining an Onex Shareholder’s Pro Rata Portion, no Onex Shareholder with participation rights under this Section 10 shall be considered an Affiliate of any other such Onex Shareholder and any other Affiliate of an Onex Shareholder shall only have its share ownership ascribed to a single Onex Shareholder.

(d)    The purchase of Participation Securities by the Onex Shareholders shall be at the same price and on the same terms and conditions, including the date of sale or issuance, as are applicable to the proposed sale by the Company of the Participation Securities to the public pursuant to the IPO or Public Offering. The closing of the purchase of Participation Securities shall take place at the same place as the closing of the Company’s proposed IPO or Public Offering. At the closing, the purchase price for the Participation Securities shall be paid by the Onex Shareholders to the Company against delivery by the Company to the Onex Shareholders of the certificates evidencing the Participation Securities to be issued, free and clear of all liens, encumbrances, security interests, adverse claims or other restrictions (other than those created by the Certificate of Incorporation, the Shareholders Agreement, and restrictions under applicable securities laws), and the applicable Onex Shareholders shall execute and deliver such documents as shall be reasonably requested by the Company.

(e)    Each Onex Shareholder shall have the right to designate any of its Affiliates to purchase any Participation Securities which such Onex Shareholder is entitled to purchase pursuant to this Section 10 (in lieu of purchase by such Onex Shareholder), upon the same terms and conditions to which such Onex Shareholder is entitled to purchase such Participation Securities.

11.    Definitions.

(a)    “Affiliate” means, with respect to any Person, any other Person controlling, controlled by, or under common control with such Person. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings. Notwithstanding the foregoing, for purposes of this Agreement, neither the Company nor any of its subsidiaries shall be considered an Affiliate of any shareholder of the Company.

(b)    “Agreement” has the meaning set forth in the introduction to this Agreement.

(c)    “Certificate of Incorporation” means the Company’s certificate of incorporation, as amended from time to time.

(d)    “Common Stock” shall have the meaning ascribed to such term in the Certificate of Incorporation.

(e)    “Company” means JELD-WEN Holding, Inc., a Delaware corporation.

(f)    “Company-Paid Long-Form Registrations” has the meaning set forth in Section 1(c).

(g)    “Company Underwritten Block Trade” has the meaning set forth in Section 2(b).

(h)    “Demand Expense Notice” has the meaning set forth in Section 1(b).

(i)    “Demand Registrations” has the meaning set forth in Section 1(b).

(j)    “Demanding Shareholders” has the meaning set forth in Section 1(b).

(k)    “Initiating Holders” has the meaning set forth in Section 1(b).

(l)    “Investors” has the meaning set forth in the introduction to this Agreement.

(m)    “IPO” has the meaning set forth in Section 1(a).

(n)    “Long-Form Registrations” has the meaning set forth in Section 1(b).

(o)    “Majority Common Shareholders” means the holders of a majority of the shares of Common Stock held by Investors other than the Onex Shareholders or their Affiliates.

(p)    “Majority Onex Shareholders” means Onex Shareholders holding a majority of the Registrable Securities held by the Onex Shareholders.

(q)    “Onex Shareholders” has the meaning set forth in the introduction to this Agreement, but also includes any Affiliate of an Onex Shareholder that acquires Registrable Securities from an Onex Shareholder.

(r)    “Opt-Out Request” has the meaning set forth in Section 12(n).

(s)    “Participant Counsel” has the meaning set forth in Section 5(b).

(t)    “Participation Exercise Notice” has the meaning set forth in Section 11(c).

(u)    “Participation Notice” has the meaning set forth in Section 10(a).

(v)    “Participation Period” has the meaning set forth in Section 10(c).

(w)    “Participation Securities” has the meaning set forth in Section 10(a).

(x)    “Percentage Maintenance Shares” means shares of Series A Convertible Preferred Stock issued to the Onex Shareholders under Section 9.8(e) of the Stock Purchase Agreement to the extent that the combined effect of the issuance of such shares and the issuance of shares of capital stock (or securities convertible or exchangeable into or exercisable for capital stock) in connection with the matter that gave rise to such issuance under Section 9.8(e), did not increase the percentage of Common Stock of the Company held in the aggregate by the Onex Shareholders (calculated on an as-converted, fully-diluted basis excluding shares attributable to dividends on the Series A Convertible Preferred Stock).

(y)    “Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, a government or any department or agency thereof, or any other entity.

(z)    “Piggyback Registration” means a registration of Registerable Securities pursuant to Section 2(a).

(aa)    “Pro Rata Portion” has the meaning set forth in Section 10(c).

(bb)    “Public Offering” means the sale of Common Stock in an underwritten public offering registered under the Securities Act.

(cc)    “Public Sale” means any sale of the Company’s common stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or to a market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

(dd)    “Registrable Securities” means (i) any of the issued and outstanding Common Stock or any Common Stock issuable on conversion of the Company’s Series A

Convertible Preferred Stock and (ii) any equity securities issued or issuable, directly or indirectly, with respect to the securities referred to in clause (i) by way of a dividend or share split, exchange or conversion, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in either case held by an Investor. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been sold pursuant to a Public Sale. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

(ee)    “Registration Expenses” has the meaning set forth in Section 5(a).

(ff)    “Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

(gg)    “Securities and Exchange Commission” includes any governmental body or agency succeeding to the functions thereof.

(hh)    “Series A Convertible Preferred Stock” shall have the meaning ascribed to such term in the Certificate of Incorporation.

(ii)    “Shareholders Agreement” means that certain Shareholders Agreement, dated October 3, 2011 and as amended by First Amendment to Shareholders Agreement dated as of August 30, 2012, and as further amended by Second Amendment to Shareholders Agreement dated as of February 7, 2014, and as further amended by Third Amendment to Shareholders Agreement dated as of May 31, 2016, among the Company, Onex Partners III, LP, a Delaware limited partnership, Onex Advisor III LLC, Onex Partners III GP, LP, Onex Partners III PV LP, Onex Partners III Select LP, Onex US Principals LP, Onex Corporation, Onex American Holdings II LLC, BP EI LLC, 1597257 Ontario Inc., and the other parties thereto.

(jj)    “Shelf Registrable Securities” has the meaning set forth in Section 1(e).

(kk)     “Shelf Registration Statement” has the meaning set forth in Section 1(e).

(ll)    “Shelf Underwriting” has the meaning set forth in Section 1(e).

(mm)    “Shelf Underwriting Request” has the meaning set forth in Section 1(e).

(nn)    “Short-Form Registrations” has the meaning set forth in Section 1(b).

(oo)    “Stock Purchase Agreement” has the meaning set forth in the introduction to this Agreement.

(pp)    “Underwritten Block Trade” has the meaning set forth in Section 1(f).

(qq)    “WKSI” has the meaning set forth in Section 1(b).

12.    Miscellaneous.

(a)    No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b)    Remedies. The parties shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or temporary, preliminary or permanent injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

(c)    Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the Majority Onex Shareholders and the holders of at least a majority of the Registrable Securities. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. No purported waiver shall be effective unless in writing. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach.

(d)    Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of such Registrable Securities who agrees to be bound by the provisions of this Agreement.

(e)    Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provisions of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(f)    Counterparts; Joinder. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument. Additional Persons may become parties to this Agreement as “Investors” with the consent of the Company and the Majority Onex Shareholders (except that such consent shall not be required in the case of a permitted transferee of an Investor), by executing and delivering to the Company a joinder agreement.

(g)    Interpretation. In this Agreement, unless a contrary intention appears, (i) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, (ii) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation,” (iii) reference to any Section means such Section hereof, (iv) words of any gender shall be deemed to include each other gender, and (v) words using the singular or plural number shall also include the plural or singular number, respectively. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision.

(h)    Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

(i)    Governing Law. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

(j)    Jurisdiction. Each party to this Agreement hereby irrevocably and unconditionally (i) agrees that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court of Chancery (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware) (the “Delaware Court”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consents to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) consents to service of process in accordance with Section 12(m) with the same legal force and validity as if served upon such party personally within the State of Delaware or in such other manner as may be permitted by applicable law, (iv) waives any objection to the laying of venue of any such action or proceeding in the Delaware Court and (v) waives, and agrees not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

(k)    Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement, or the transactions contemplated hereby. Each party certifies and acknowledges that (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) each such party understands and has considered the implications of this waiver, (c) each such party makes this waiver voluntarily, and (d) each such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 13(k).

(l)    Complete Agreement. This Agreement, the documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understanding, agreements or representations by or among the parties, written or oral, that may be related to the subject matter hereof in any way.

(m)    Notices. All notices, consents and other communications required or permitted to be given under or by reason of this Agreement shall be in writing, shall be delivered personally or by e-mail or telecopy as described below or by reputable overnight courier, and shall be deemed given on the date on which such delivery is made. If delivered by e-mail or telecopy, such notices or communications shall be confirmed by a registered or certified letter (return receipt requested), postage prepaid. Such notices, consents and other communications will be sent to the parties at the addresses specified for notices in the Stockholders Agreement immediately prior to its termination or to such other address as the recipient has specified by prior notice to the other parties.

(n)    Opt-Out Requests. Each Investor shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company or any other Investor otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Investor that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Investor shall not be required to, and shall not, deliver any notice or other information required to be provided to Investor hereunder to the extent that the Company or such other Investor reasonably expect would result in a Investor acquiring material non-public information within the meaning of Regulation FD promulgated under the Securities Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. An Investor who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of an Investor to issue and revoke subsequent Opt-Out Requests; provided that each Investor shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

COMPANY:

JELD-WEN HOLDING, INC.

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]